MERCURY U.S. LARGE CAP FUND

                        Supplement dated February 6, 2002
                     To Prospectus dated September 14, 2001

         On February 1, 2002, the Board of Directors of Mercury Funds, Inc. approved, subject to shareholder approval, a reorganization pursuant to which shareholders of the Fund will exchange their shares for an equal aggregate value of newly issued shares of Merrill Lynch Large Cap Core Fund (the "Acquiring Fund"), a series of Merrill Lynch Large Cap Series Funds, Inc. (the "Reorganization"). The Acquiring Fund has the same investment objective and similar investment policies as the Fund. Shareholders of the Fund will receive shares of the Acquiring Fund with the same value as the shares of the Fund held immediately prior to the Reorganization. Class I, Class B, Class C and Class A shareholders of the Fund immediately prior to the Reorganization will receive Class A, Class B, Class C and Class D shares of the Acquiring Fund, respectively, after the Reorganization. Each corresponding class of shares will have the same distribution fees, account maintenance fees and sales charges.

         A special shareholder meeting has been called for May 14, 2002 to consider these matters. Before this meeting, shareholders will receive a proxy statement containing additional information about the proposed Reorganization. The Fund has suspended sales of its shares effective February 8, 2002, other than pursuant to automatic investment, dividend reinvestment programs and certain 401(k) programs.

Code # 19040-0901ALL